                              SECOND AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                        COGEN TECHNOLOGIES LINDEN, LTD.



          THIS AMENDMENT AGREEMENT is made as of the 31st day of July, 1990, by and among Cogen Technologies, Inc., a Texas corporation, as the General Partner and Cogen Technologies Limited Partners Joint Venture, a Texas general partnership as the Limited Partner.

          WHEREAS the parties hereto entered into that certain Agreement of Limited Partnership of Cogen Technologies Linden, Ltd. (the "Agreement") as of the 30th day of June, 1989;

          WHEREAS, the parties hereto amended the Agreement as of the 14th day of February, 1990; and

          WHEREAS, the parties hereto have determined to amend Article VI of the Agreement as provided herein.

          NOW, THEREFORE, it is agreed as follows:

          1.   Article VI is hereby amended in its entirety to read as follows:

                                  ARTICLE VI

                                     Term

               The term of the Partnership shall be from the date of the filing of the certificate of limited partnership in the Office of the Secretary of State of the State of Texas as required under the Partnership Act until December 31, 2075, unless extended or sooner liquidated or dissolved in accordance with this Agreement. The Partnership shall conduct no business until the certificate of limited partnership shall have been filed with the Secretary of State of the State of Texas.

          2. This Amendment Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. It shall not be necessary for all parties to execute the same counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the day and in the year first above written.


                                           COGEN TECHNOLOGIES, INC.


                                           By:  [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                               Its:  President
                                                     ---------------------------



                                           COGEN TECHNOLOGIES LIMITED
                                           PARTNERS JOINT VENTURE


                                           By: /s/ Pauline E. Buck
                                               ---------------------------------
                                               Pauline E. Buck, as Trustee
                                               of the Charles N. Buck
                                               Family Trust under the Will
                                               of Charles N. Buck


                                           By: /s/ Robert A. Hansen
                                               ---------------------------------
                                               Robert A. Hansen


                                           By: EVERGREEN ENERGY


                                           By: /s/ Velva G Levine
                                               ---------------------------------
                                               Its:   Partner
                                                    ----------------------------


                                           By: The 1989 Energy Trust


                                               By:  /s/ Jack R. Sowell, Trustee
                                                    ----------------------------
                                                    Jack R. Sowell, Trustee
                                                    (and not in his individual
                                                    capacity)


                                           By: /s/ C. Donald Van Wart
                                               ---------------------------------
                                               C. Donald Van Wart

                                           By:  Hansfam Three. a Trust


                                           By: /s/ John P. Hansen
                                               ---------------------------------
                                               John P. Hansen, Trustee
                                               (and not in his individual
                                               capacity)

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the day and in the year first above written.

                                           COGEN TECHNOLOGIES, INC.


                                           By: [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                               Its: President
                                                    ----------------------------


                                           COGEN TECHNOLOGIES LIMITED
                                           PARTNERS JOINT VENTURE


                                           By: _________________________________
                                               Pauline E. Buck, as Trustee
                                               of the Charles N. Buck
                                               Family Trust under the Will
                                               of Charles N. Buck


                                           By: /s/ Robert A. Hansen
                                               ---------------------------------
                                               Robert A. Hansen


                                           By: EVERGREEN ENERGY


                                           By: _________________________________
                                               Its: ____________________________



                                           By: The 1989 Energy Trust



                                               By: _____________________________
                                                   Jack R. Sowell, Trustee
                                                   (and not in his individual
                                                    capacity)


                                           By: _________________________________
                                               C. Donald Van Wart

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the day and in the year first above written.


                                           COGEN TECHNOLOGIES, INC.


                                           By: [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                               Its: Present
                                                    ----------------------------



                                           COGEN TECHNOLOGIES LIMITED
                                           PARTNERS JOINT VENTURE


                                           By: _________________________________
                                               Pauline E. Buck, as Trustee
                                               of the Charles N. Buck
                                               Family Trust under the Will
                                               of Charles N. Buck


                                           By: _________________________________
                                               Robert A. Hansen



                                           By: EVERGREEN ENERGY


                                           By: _________________________________
                                               Its: ____________________________


                                           By: The 1989 Energy Trust


                                               By:  ____________________________
                                                    Jack R. Sowell, Trustee
                                                    (and not in his individual
                                                    capacity)


                                           By: /s/ C. Donald Van Wart
                                               ---------------------------------
                                               C. Donald Van Wart

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the day and in the year first above written.

                                           COGEN TECHNOLOGIES, INC.


                                           By: [SIGNATURE ILLEGIBLE]
                                               ---------------------------------
                                               Its: ____________________________



                                           COGEN TECHNOLOGIES LIMITED
                                           PARTNERS JOINT VENTURE


                                           By: _________________________________
                                               Pauline E. Buck, as Trustee
                                               of the Charles N. Buck
                                               Family Trust under the
                                               Will of Charles N. Buck


                                           By: _________________________________
                                               Robert A.Hansen


                                           By: EVERGREEN ENERGY


                                           By: _________________________________
                                               Its: ____________________________


                                           By: The 1989 Energy Trust


                                               By: /s/ Jack R. Sowell, Trustee
                                                   -----------------------------
                                                   Jack R. Sowell, Trustee
                                                   (and not in his individual
                                                   capacity)



                                           By: _________________________________
                                               C. Donald Van Wart

                                           By:  Hansfam Three. a Trust


                                           By: /s/ John P. Hansen
                                               ---------------------------------
                                               John P. Hansen, Trustee
                                               (and not in his individual
                                               capacity)

                                      -3-